NUMBER ___________                                          SHARES _____________

                                  COMMON STOCK
                                                           CUSIP No. 719122 10 3
                                             See reverse for certain definitions


                        PHOENIX PRESCHOOL HOLDINGS, INC.
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


This Certifies that

is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                        Phoenix Preschool Holdings, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:______________________


____________________________                 ______________________________
President and Chief                          Secretary
Executive Officer
                                         [Seal]


Countersigned and Registered:

Continental Stock Transfer & Trust Co.
Transfer Agent and Registrar

By:_________________________
     Authorized Signature

                        PHOENIX PRESCHOOL HOLDINGS, INC.

         The Corporation will furnish to any shareholder upon request and without charge a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF TRAN MIN ACT______ Custodian________
TEN ENT - as tenants by the                             (Cust)           (Minor)
          entireties                   under the Uniform Transfers to
JT TEN  - as joint tenants with        Minors Act of   ______________
          right of survivorship                            (State)
          and not as tenants
          in common.

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ____________________________________ hereby sell,
assign and transfer unto               (Name of Assignor)


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

|------------------------------------|
|                                    |
|------------------------------------|


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint____________________________________________

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated___________________       X______________________________________


                               X______________________________________
                                NOTICE: the signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:


____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.